Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1975


      The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2019-3
           Enhanced Sector Strategy, Sector Rotation Portfolio 2019-3

                          Supplement to the Prospectus

As a result of a merger between Chemical Financial Corporation and TCF Financial Corporation that will take effect on August 1, 2019, Chemical Financial Corporation has been renamed TCF Financial Corporation. As a result, effective immediately, all references in the Prospectus to Chemical Financial Corporation are replaced by TCF Financial Corporation.

Supplement Dated: August 1, 2019